Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Endeavor Operating Corporation, et al.[1]	Case No. 14-12308
Reporting Period: 10/10/14 – 10/31/14

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES	NO	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO	YES	YES
Schedule of Professional Fees Paid	MOR-1b	YES	NO	NO
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	YES	NO	NO
Balance Sheet	MOR-3	YES	NO	NO
Status of Post-petition Taxes	MOR-4	YES	NO	NO
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	YES	NO	NO
Listing of aged accounts payable	MOR-4	YES	NO	NO
Accounts Receivable Reconciliation and Aging	MOR-5	YES	NO	NO
Debtor Questionnaire	MOR-5	YES	NO	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Catherine L. Stubbs	November 24, 2014
Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavor Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 10/10/14 – 10/31/14

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH							SEE EXHIBIT A

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

In re	Case No.
Debtor	Reporting Period:

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
BALANCE PER BOOKS	#		#		#		#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

EXHIBIT A

Schedule of Cash Receipts and Disbursements

(In Millions)	October 11, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014
Cash, Beginning of Period	$37.0
Inflows:
US Revenue	0.3
Misc Revenue	—
JIB Receipts	0.6

Total Inflows	$0.9

Outflows:
Capital Projects	$(0.1)
Operating Costs	—
G&A/Other	(0.4)
Professionals	(0.1)

Total Outflows	$(0.60)

IC Transfers:
Restructuring Costs	$—
US G&A	—
US Capex	—

Net Cash Flow	$0.30

Cash, End of Period	$37.3

Note: All Cash Receipts and Disbursements are through Endeavour Operating Corp.

In re Endeavour International Corporation, et al.,
Debtor[1]	Case No.:	14-12308
MOR-1a	Reporting Period:	10/10/2014 – 10/31/2014

For the Period October 10, 2014 to October 31, 2014

Declaration Regarding the Reconciliation of the Debtor’s Bank Accounts

As of October 31, 2014

Catherine L. Stubbs hereby declares under penalty of injury:

1.	I am the Chief Financial Officer for Endeavour International Corporation, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, the Debtors’ bank balances as of October 31, 2014 have been reconciled in an accurate and timely manner. Copies of the bank reconciliations are available for inspection upon request by the Office of the United States Trustee.

Dated: November 24, 2014	Respectfully submitted,

/s/ Catherine L. Stubbs
By: Catherine L. Stubbs
Senior Vice President & CFO

[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour International Corporation, et al.,	Case No. 14-12308
Debtor	Reporting Period: 10/10/2014 – 10/31/2014

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Houlihan Lokey Capital, Inc.	10/10/2014 - 10/31/2014	$100,000.00	Endeavour International Corporation	CHIP REF: 516099**3	10/31/2014	$100,000.00	$0	$100,000.00	$0

In re Endeavor Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 10/10/14 – 10/31/14

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	SEE ATTACHED EXHIBIT B
Less: Returns and Allowances

Net Revenue	$	$

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation

Depreciation/Depletion/Amortization

Net Profit (Loss) Before Reorganization Items

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

EXHIBIT B

Endeavor International Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015
Oil Revenue	$—
Gas Revenues	—
Liquids Revenues	—

Revenue	$—
Operating Expenses	$—
Total DD&A Expense	—
Goodwill Impairment Loss	—
General & Administrative Expense	1,430

Total Expenses	$1,430

Operating Profit (Loss)	$(1,430)
Gain/Loss on Derivative Instruments	$—
Total Interest Expense	—
Interest Income	(3,752,903)
Restructuring Costs	—
Total Letter of Credit Fees	—
Foreign Currency Exchange (Gain) Loss	—
Litigation Settlements	—
Net Other (Income) Expense	—

Other Income (Expense)	$(3,752,903)

Income (Loss) Before Tax & Preferred Dividends	$3,751,473
Income Tax Expense	$—

Income (Loss) Before Preferred Dividends	$3,751,473
Preferred Stock Dividends	$—
Net Income (Loss)	$3,751,473

Endeavor Energy Luxembourg Sarl Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015
Oil Revenue	$—
Gas Revenues	—
Liquids Revenues	—

Revenue	$—
Operating Expenses	$—
Total DD&A Expense	—
Goodwill Impairment Loss	—
General & Administrative Expense	$50,924

Total Expenses	$50,924

Operating Profit (Loss)	$(50,924)
Gain/Loss on Derivative Instruments	$—
Total Interest Expense	—
Interest Income	—
Restructuring Costs	—
Total Letter of Credit Fees	—
Foreign Currency Exchange (Gain) Loss	(110)
Litigation Settlements	—
Net Other (Income) Expense	—

Other Income (Expense)	$(110)

Income (Loss) Before Tax & Preferred Dividends	$(50,814)
Income Tax Expense	$—

Income (Loss) Before Preferred Dividends	$(50,814)
Preferred Stock Dividends	$—
Net Income (Loss)	$(50,814)

Endeavor New Ventures, Inc. Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015
Oil Revenue	$—
Gas Revenues	—
Liquids Revenues	—

Revenue	$—

Operating Expenses	$—
Total DD&A Expense	—
Goodwill Impairment Loss	—
General & Administrative Expense	—

Total Expenses	$—

Operating Profit (Loss)	$—

Gain/Loss on Derivative Instruments	$—
Total Interest Expense	—
Interest Income	—
Restructuring Costs	—
Total Letter of Credit Fees	—
Foreign Currency Exchange (Gain) Loss	—
Litigation Settlements	—
Net Other (Income) Expense	—

Other Income (Expense)	$—

Income (Loss) Before Tax & Preferred Dividends	$—

Income Tax Expense	$—

Income (Loss) Before Preferred Dividends	$—

Preferred Stock Dividends	$—

Net Income (Loss)	$—

Endeavor Management Company Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015
Oil Revenue	$—
Gas Revenues	—
Liquids Revenues	—

Revenue	$—

Operating Expenses	$—
Total DD&A Expense	—
Goodwill Impairment Loss	—
General & Administrative Expense	—

Total Expenses	$—

Operating Profit (Loss)	$—

Gain/Loss on Derivative Instruments	$—
Total Interest Expense	—
Interest Income	—
Restructuring Costs	—
Total Letter of Credit Fees	—
Foreign Currency Exchange (Gain) Loss	—
Litigation Settlements	—
Net Other (Income) Expense	—

Other Income (Expense)	$—

Income (Loss) Before Tax & Preferred Dividends	$—

Income Tax Expense	$—

Income (Loss) Before Preferred Dividends	$—

Preferred Stock Dividends	$—

Net Income (Loss)	$—

Endeavor Colorado Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015
Oil Revenue	$—
Gas Revenues	—
Liquids Revenues	—

Revenue	$—

Operating Expenses	$17
Total DD&A Expense	232
Goodwill Impairment Loss	—
General & Administrative Expense	—

Total Expenses	$249

Operating Profit (Loss)	$(249)

Gain/Loss on Derivative Instruments	$—
Total Interest Expense	—
Interest Income	—
Restructuring Costs	—
Total Letter of Credit Fees	—
Foreign Currency Exchange (Gain) Loss	—
Litigation Settlements	—
Net Other (Income) Expense	—

Other Income (Expense)	$—

Income (Loss) Before Tax & Preferred Dividends	$(249)

Income Tax Expense	$—

Income (Loss) Before Preferred Dividends	$(249)

Preferred Stock Dividends	$—

Net Income (Loss)	$(249)

Endeavor Operating Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015
Oil Revenue	$(308)
Gas Revenues	267,948
Liquids Revenues	—

Revenue	$267,640

Operating Expenses	$281,826
Total DD&A Expense	76,954
Goodwill Impairment Loss	—
General & Administrative Expense	12,943

Total Expenses	$371,723

Operating Profit (Loss)	$(104,083)

Gain/Loss on Derivative Instruments	$—
Total Interest Expense	3,753,039
Interest Income	(3,387,097)
Restructuring Costs	2,326,801
Total Letter of Credit Fees	—
Foreign Currency Exchange (Gain) Loss	152
Litigation Settlements	—
Net Other (Income) Expense	(127,363)

Other Income (Expense)	$2,565,532

Income (Loss) Before Tax & Preferred Dividends	$(2,669,615)

Income Tax Expense	$—

Income (Loss) Before Preferred Dividends	$(2,669,615)

Preferred Stock Dividends	$—

Net Income (Loss)	$(2,669,615)

In re: Endeavor Operating Corporation, et. al	Case No. 14-12308
Debtor	Reporting Period: 10/10/14 – 10/31/14

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents	SEE ATTACHED EXHIBIT C
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	$	$

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

TOTAL PROPERTY & EQUIPMENT	$	$

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)

TOTAL OTHER ASSETS	$	$

TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)

TOTAL POSTPETITION LIABILITIES	$	$

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions)(Draws)(attach schedule)
NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

EXHIBIT C

Endeavor International Corporation Balance Sheet

	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2014
Cash & Cash Equivalents	$—
Restricted Cash - Current	—
Accounts Receivables	—
Intercompany Receivables	469,404,392
Total Other Current Assets	16,719,198

Current Assets	$486,123,590

Property, Plant & Equipment	$—
Investments	57,661,973
Goodwill	—
Restricted Cash	—
Other Assets	—
Long-Term Intercompany	554,000,000

Long Term Assets	$611,661,973

Total Assets	$1,097,785,563

Total Accounts Payable	$—
Total Accrued Expenses	44,782,107
Current Maturities Of Debt	693,598,349
Current Portion - Production Payment	—
Deferred Revenue	—
Taxes Payable	—
Intercompany Payable	669,430
Total Other Current Liabilities	—

Current Liabilities	$739,049,885

Long-Term Debt	$—
Deferred Tax Liability	—
ARO Liability	—
Long Term - Production Payment	—
Long Term Intercompany	—
Other Long Term Liabilities	—

Total Liabilities	$739,049,885

Redeemable Preferred Stock	$17,481,175

Preferred Stock	$20
Common Stock	53,013
APIC	560,004,806
Treasury Stock	(586,841)
Accumulated Earnings (Deficit)	(218,216,496)

Stockholders’ Equity	$341,254,503

Total Liabilities & Stockholders’ Equity	$1,097,785,563

Endeavor Energy Luxembourg Sarl Balance Sheet

	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2014
Cash & Cash Equivalents	$45,899
Restricted Cash - Current	—
Accounts Receivables	—
Intercompany Receivables	—
Total Other Current Assets	228,730

Current Assets	$274,629

Property, Plant & Equipment	$—
Investments	—
Goodwill	—
Restricted Cash	—
Other Assets	2,708,461
Long-Term Intercompany	78,245,339

Long Term Assets	$80,953,800

Total Assets	$81,228,430

Total Accounts Payable	$—
Total Accrued Expenses	174,471
Current Maturities Of Debt	82,682,642
Current Portion - Production Payment	—
Deferred Revenue	—
Taxes Payable	55,007
Intercompany Payable	3,169,755
Total Other Current Liabilities	—

Current Liabilities	$86,081,875

Long-Term Debt	$—
Deferred Tax Liability	—
ARO Liability	—
Long Term - Production Payment	—
Long Term Intercompany	—
Other Long Term Liabilities	—

Total Liabilities	$86,081,875

Redeemable Preferred Stock	$—

Preferred Stock	$—
Common Stock	—
APIC	37,485
Treasury Stock	—
Accumulated Earnings (Deficit)	(4,890,930)

Stockholder’s Equity	$(4,853,445)

Total Liabilities & Stockholder’s Equity	$81,228,430

Endeavor New Ventures, Inc. Balance Sheet

	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2014
Cash & Cash Equivalents	$—
Restricted Cash - Current	—
Accounts Receivables	—
Intercompany Receivables	280,153
Total Other Current Assets	—

Current Assets	$280,153

Property, Plant & Equipment	$—
Investments	—
Goodwill	—
Restricted Cash	—
Other Assets	—
Long-Term Intercompany	—

Long Term Assets	$—

Total Assets	$280,153

Total Accounts Payable	$—
Total Accrued Expenses	—
Current Maturities Of Debt	—
Current Portion - Production Payment	—
Deferred Revenue	—
Taxes Payable	—
Intercompany Payable	—
Total Other Current Liabilities	—

Current Liabilities	$—

Long-Term Debt	$—
Deferred Tax Liability	—
ARO Liability	—
Long Term - Production Payment	—
Long Term Intercompany	—
Other Long Term Liabilities	—

Total Liabilities	$—

Redeemable Preferred Stock	$—

Preferred Stock	$—
Common Stock	1
APIC	3,478,898
Treasury Stock	—
Accumulated Earnings (Deficit)	(3,198,746)

Stockholder’s Equity	$280,153

Total Liabilities & Stockholder’s Equity	$280,153

Endeavor Management Company Balance Sheet

	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2014
Cash & Cash Equivalents	$—
Restricted Cash - Current	—
Accounts Receivables	—
Intercompany Receivables	648,349
Total Other Current Assets	—

Current Assets	$648,349

Property, Plant & Equipment	$2,862,882
Investments	—
Goodwill	—
Restricted Cash	—
Other Assets	—
Long-Term Intercompany	—

Long Term Assets	$2,862,882

Total Assets	$3,511,231

Total Accounts Payable	$—
Total Accrued Expenses	—
Current Maturities Of Debt	—
Current Portion - Production Payment	—
Deferred Revenue	—
Taxes Payable	—
Intercompany Payable	14,354,530
Total Other Current Liabilities	—

Current Liabilities	$14,354,530

Long-Term Debt	$—
Deferred Tax Liability	—
ARO Liability	—
Long Term - Production Payment	—
Long Term Intercompany	—
Other Long Term Liabilities	—

Total Liabilities	$14,354,530

Redeemable Preferred Stock	$—

Preferred Stock	$—
Common Stock	10
APIC	15,597,652
Treasury Stock	—
Accumulated Earnings (Deficit)	(26,440,961)

Stockholder’s Equity	$(10,843,299)

Total Liabilities & Stockholder’s Equity	$3,511,231

Endeavor Colorado Company Balance Sheet

	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2014
Cash & Cash Equivalents	$—
Restricted Cash - Current	—
Accounts Receivables	982,702
Intercompany Receivables	—
Total Other Current Assets	—

Current Assets	$982,702

Property, Plant & Equipment	$11,307,054
Investments	—
Goodwill	—
Restricted Cash	—
Other Assets	—
Long-Term Intercompany	—

Long Term Assets	$11,307,054

Total Assets	$12,289,756

Total Accounts Payable	$1,011,349
Total Accrued Expenses	839,206
Current Maturities Of Debt	—
Current Portion - Production Payment	—
Deferred Revenue	—
Taxes Payable	—
Intercompany Payable	10,347,742
Total Other Current Liabilities	—

Current Liabilities	$12,198,298

Long-Term Debt	$—
Deferred Tax Liability	—
ARO Liability	35,241
Long Term - Production Payment	—
Long Term Intercompany	—
Other Long Term Liabilities	—

Total Liabilities	$12,233,538

Redeemable Preferred Stock	$—

Preferred Stock	$—
Common Stock	—
APIC	—
Treasury Stock	—
Accumulated Earnings (Deficit)	56,218

Stockholder’s Equity	$56,218

Total Liabilities & Stockholder’s Equity	$12,289,756

Endeavor Operating Corporation Balance Sheet

	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2014
Cash & Cash Equivalents	$37,316,408
Restricted Cash - Current	50,176
Accounts Receivables	2,101,571
Intercompany Receivables	66,690,504
Total Other Current Assets	13,345,465

Current Assets	$119,504,123

Property, Plant & Equipment	$84,751,882
Investments	238,153,544
Goodwill	—
Restricted Cash	—
Other Assets	10,050
Long-Term Intercompany	500,000,000

Long Term Assets	$822,915,476

Total Assets	$942,419,599

Total Accounts Payable	$1,346,554
Total Accrued Expenses	1,633,618
Current Maturities Of Debt	—
Current - Portion - Production Payment	—
Deferred Revenue	—
Taxes Payable	9,053
Intercompany Payable	568,388,412
Total Other Current Liabilities	1,100,256

Current Liabilities	$572,477,892

Long-Term Debt	$—
Deferred Tax Liability	—
ARO Liability	428,707
Long Term - Production Payment	—
Long Term Intercompany	554,000,000
Other Long Term Liabilities	3,902,468

Total Liabilities	$1,130,809,067

Redeemable Preferred Stock	$—

Preferred Stock	$—
Common Stock	1,000
APIC	57,660,973
Treasury Stock	—
Accumulated Earnings (Deficit)	(246,051,441)

Stockholder’s Equity	$(188,389,468)

Total Liabilities & Stockholder’s Equity	$942,419,599

In re Endeavor Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 10/10/14 – 10/31/14

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$0	$0	$0			$0
FICA-Employee	$0	$0	$0			$0
FICA-Employer	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Income	$0	$0	$0			$0
Other:	$0	$0	$0			$0

Total Federal Taxes	$0	$0	$0			$0

State and Local
Withholding	$0	$0	$0			$0
Sales	$0	$0	$0			$0
Excise	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Real Property	$0	$0	$0			$0
Personal Property	$0	$0	$0			$0
Other	$0	$0	$0			$0

Total State and Local

Total Taxes	$0	$0	$0			$0

NOTE: The Company accrues for severance taxes on a quarterly basis. The average severance taxes incurred based on production is $7,000/month.

In re Endeavor Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 10/10/14 – 10/31/14

SUMMARY OF UNPAID POSTPETITION DEBTS

See attached aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$536,506.85	$73,532.19	$331.92			$610,370.96
Wages Payable		$3,780.00				$3,780.00
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	$536,506.85	$77,312.19	$331.92			$614,150.96

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Endeavour Operating Corp

Payables Aging Report

			Days Outstanding
Vendor	Due date	Balance at October 31, 2014	Current	0-30	31-60	61-90	>90
Newtek Technology Services	10/14/2014	$15.99	$—	$15.99	$—	$—	$—
Precision Graphics Centers	11/17/2014	40.18	40.18	—	—	—	—
AT&T Mobility	10/16/2014	68.90	—	68.90	—	—	—
Shred-it	11/9/2014	75.13	75.13	—	—	—	—
Pitney Bowes Inc.	10/28/2014	80.73	—	80.73	—	—	—
AT&T Long Distance	11/16/2014	103.39	103.39	—	—	—	—
Appriver(1)	9/17/2014	142.24	—	—	142.24	—	—
Interior Foliage & Design	11/30/2014	144.30	144.30	—	—	—	—
Direct TV-Pending	11/10/2014	166.82	166.82	—	—	—	—
Roadrunner Moving & Storage(1)	10/1/2014	189.68	—	—	189.68	—	—
FedEx	11/6/2014	214.34	214.34	—	—	—	—
Plant Interscapes, Inc.	10/31/2014	227.94	—	227.94	—	—	—
Staples	11/24/2014	265.62	265.62	—	—	—	—
The NASDAQ OMX Group, Inc.	11/14/2014	364.86	364.86	—	—	—	—
Long View Systems Corporation (USA)	11/30/2014	660.00	660.00	—	—	—	—
Cypress Operating	11/21/2014	705.67	705.67	—	—	—	—
Innovative Geo-Tech Resources	10/31/2014	722.50	—	722.50	—	—	—
Konica Minolta-Pending	11/5/2014	1,188.34	1,188.34	—	—	—	—
Ace Trucking, LLC	11/16/2014	1,720.00	1,720.00	—	—	—	—
Roadrunner Hotshot Inc	11/10/2014	3,355.00	3,355.00	—	—	—	—
LDNK LLC	11/27/2014	3,380.00	3,380.00	—	—	—	—
RAIN FOR RENT	11/13/2014	3,661.81	3,661.81	—	—	—	—
Goode Systems & Consulting, Inc	10/15/2014	3,770.89	—	3,770.89	—	—	—
Western Energy Alliance	11/9/2014	5,000.00	5,000.00	—	—	—	—
SmartPros Ltd.	10/24/2014	5,645.24	—	5,645.24	—	—	—
R & T Oilfield Services, Inc.	11/14/2014	5,859.98	5,859.98	—	—	—	—
MASTER PETROLEUM	11/13/2014	7,345.04	7,345.04	—	—	—	—
WESTROC TRUCKING, INC	11/28/2014	7,700.00	7,700.00	—	—	—	—
BOLTON CONSTRUCTION, LLC	11/13/2014	9,625.87	9,625.87	—	—	—	—
REDI SERVICES, LLC	11/19/2014	11,445.00	11,445.00	—	—	—	—
Time Warner Telecom	11/14/2014	12,815.10	12,815.10	—	—	—	—
Connell Resources, Inc	11/6/2014	15,200.31	15,200.31	—	—	—	—
Oracle America, Inc	11/8/2014	16,442.12	16,442.12	—	—	—	—
Wagner Rents, Inc	11/22/2014	16,752.21	16,752.21	—	—	—	—
Steamboat Energy Consultants	11/19/2014	18,477.13	18,477.13	—	—	—	—
The NASDAQ OMX Group, Inc.	11/14/2014	23,097.59	23,097.59	—	—	—	—
Rocky Mountain WIreline Service, Inc	11/14/2014	27,433.53	27,433.53	—	—	—	—
SEABOARD	11/14/2014	35,687.18	35,687.18	—	—	—	—
Schlumberger	11/14/2014	37,080.59	37,080.59	—	—	—	—
Rogue Pressure Services LTD	11/1/2014	46,121.00	46,121.00	—	—	—	—
HEROD INDUSTRIES	11/11/2014	57,640.00	57,640.00	—	—	—	—
BUFFALO HORN PROPERTIES, LLC	10/29/2014	63,000.00	—	63,000.00	—	—	—
Hoss Pressure Testing, LLC	11/26/2014	71,715.00	71,715.00	—	—	—	—
DSCHAAKS CONSULTING & TRUCKING, LLC	11/14/2014	95,023.74	95,023.74	—	—	—	—

Trade Payables Total		$610,370.96	$536,506.85	$73,532.19	$331.92	$—	$—

			Days Outstanding
Employee	Due date	Balance at October 31, 2014	Current	0-30	31-60	61-90	>90
G.M. Murata	10/31/2014	$3,780.00	$—	$3,780.00	$—	$—	$—

Wages Payable Total		$3,780.00		$3,780.00	$—	$—	$—

Grand Total		$614,150.96	$536,506.85	$77,312.19	$331.92	$—	$—

(1)	The billings on this respective invoice are a prepay for services during the month of October. The amount payable has been prorated out to reflect services for the respective period.

In re: Endeavor Operating Corporation, et al	Case No. 14-12308
Debtor	Reporting Period: 10/10/14 – 10/31/14

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$2,987,202

+ Amounts billed during the period	$147,280

- Amounts collected during the period	($50,209)

Total Accounts Receivable at the end of the reporting period	$3,084,273

Accounts Receivable Aging	Amount
0 - 30 days old	$1,067,621
31 - 60 days old	$470,666
61 - 90 days old	$769,805
91+ days old	$776,181

Total Accounts Receivable	$3,084,273

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	$3,084,273

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X